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FIRST SUNAMERICA         733 Third Avenue               [LOGO] FIRST SUNAMERICA
LIFE INSURANCE COMPANY   New York, New York 10017       A SUNAMERICA COMPANY

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PARTICIPANT ENROLLMENT FORM                                    F-5425CMB (7/95)

Please print or type. Do not use highlighters on this application. Use this application for New York policies only.

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A. PARTICIPANT
                              -----------------------------------------------------------------------------------------
                              LAST NAME/CUSTODIAN/TRUST/PLAN NAME     FIRST NAME            MIDDLE INITIAL

                              -----------------------------------------------------------------------------------------
                              STREET ADDRESS

                              -------------------------------------------------    ------------------------------------
                              CITY                STATE            ZIP CODE        TELEPHONE NUMBER

                              MO.    DAY    YR.      [ ] M  [ ] F
                              ------------------    ---------------    ------------------------------------------------
                              DATE OF BIRTH         SEX                SOCIAL SECURITY OR TAX ID NUMBER

   JOINT                      -----------------------------------------------------------------------------------------
   PARTICIPANT                LAST NAME                               FIRST NAME            MIDDLE INITIAL
   (If applicable)
   (Must be spouse            MO.    DAY    YR.      [ ] M  [ ] F
   of participant)            ------------------    ---------------    ------------------------------------------------
                              DATE OF BIRTH         SEX                SOCIAL SECURITY OR TAX ID NUMBER

B. ANNUITANT                  -----------------------------------------------------------------------------------------
   (Complete only if          LAST NAME                               FIRST NAME            MIDDLE INITIAL
   different from
   participant. This          -----------------------------------------------------------------------------------------
   product does not           STREET ADDRESS
   provide for joint
   annuitants)                -------------------------------------------------    ------------------------------------
                              CITY                STATE            ZIP CODE        TELEPHONE NUMBER

                              MO.    DAY    YR.      [ ] M  [ ] F
                              ------------------    ---------------    ------------------------------------------------
                              DATE OF BIRTH         SEX                SOCIAL SECURITY OR TAX ID NUMBER

C. BENEFICIARY                                                                                      PRIMARY/CONTINGENT
                              -----------------------------------------------------------------------------------------
                              LAST NAME         FIRST NAME         MIDDLE INITIAL    RELATIONSHIP      CIRCLE ONE

                                                                                                    PRIMARY/CONTINGENT
                              -----------------------------------------------------------------------------------------
                              LAST NAME         FIRST NAME         MIDDLE INITIAL    RELATIONSHIP      CIRCLE ONE

D. TYPE OF                    [ ]  NONQUALIFIED
   CONTRACT                        Is this a 1035 Exchange?                                         [ ] YES  [ ] NO
                                   Is this a Transfer of Assets (funds to be transferred from
                                   a mutual fund, CD, etc.)?                                        [ ] YES  [ ] NO
                                   If either of the above is yes, please complete a "Request
                                   for Transfer or 1035 Exchange" (G-2500NB)
                              [ ]  QUALIFIED, as indicated below. Is this a direct transfer?        [ ] YES  [ ] NO
                                   If yes, please complete a "Request for Transfer or
                                   1035 Exchange" (G-2500NB).
                              [ ] SEP   [ ] 403(b)  [ ] Terminal funding  [ ] 457 plan  [ ] 401 retirement plan
                              [ ] IRA Tax year ____  [ ] IRA Rollover  [ ] IRA Transfer  [ ] Other ____________________
                                                                                                     PLEASE SPECIFY

E. ANNUITY DATE               MO.    DAY    YR.        Date annuity payout will begin. (Note: Maximum age 85. If left
                              ---------------------    blank, the date will default to age 85 for nonqualified and
                              ANNUITY DATE             70 1/2 for qualified contracts.)

F. PURCHASE                   [ ]  INITIAL PAYMENT: $ ______________
   PAYMENT(S)                      Minimum initial payment is $5,000 for nonqualified contracts; $2,000 for qualified contracts. Payments may be wired or mailed. Make check payable to First SunAmerica
                                   Life Insurance Company.

                              [ ]  AUTOMATIC PAYMENTS: $ ______________
                                   To establish automatic bank drafts, include a completed "Automatic Payment
                                   Authorization" (F-2233POS), a voided check and initial premium for the policy.

G. SPECIAL                    [ ]  SYSTEMATIC WITHDRAWAL: Check the box at left and include a completed "Systematic
   FEATURES                        Withdrawal Application" (B-5550CMB).

                              [ ]  AUTOMATIC DOLLAR-COST AVERAGING: Check the box at left and include a completed
                                   "Dollar Cost Averaging" application (B-5551CMB).
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F-5425CMB (7/95)                     (OVER)                    Group Allocated
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PARTICIPANT ENROLLMENT FORM
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H. INVESTMENT                -----------FIXED ACCOUNT OPTIONS------------    ---------VARIABLE PORTFOLIO OPTIONS---------
   INSTRUCTIONS              _____% 1 yr.    _____% 3 yr.    _____% 5 yr.    ----------------- Portfolio ----------------
   (Allocations must be      _____% 7 yr.    _____% 10 yr.                   ______% International Equity
   expressed in whole                                                        ______% Capital Growth
   percentages and total                                                     ______% Growth and Income
   allocations must                                                          ______% Asset Allocation
   equal 100%)                                                               ______% U.S. Treasury Income
                                                                             ______% Money Market
I. SPECIAL
   REQUESTS  ------------------------------------------------------------------------------------------------------------

J. STATEMENT OF         I certify that this Certificate [ ] WILL  [ ] WILL NOT replace in whole or in part any existing
   PARTICIPANT          life insurance or annuity contract. (If so, indicate issuing company and contract number below.)


                        ------------------------------------------------------------------   ----------------------------
                        COMPANY NAME                                                         CONTRACT NUMBER


                        I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE
                        CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT(S), ARE VARIABLE AND NOT
                        GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE GENERAL
                        ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD
                        ADJUSTMENTS IN AMOUNTS PAYABLE. I FURTHER VERIFY THAT I (1) WAS NOT OFFERED ANY ADVICE OR
                        RECOMMENDATION ON INVESTING IN THE CERTIFICATE BY ANY COMMERCIAL BANK; AND (2) UNDERSTAND THAT
                        (i) THE CERTIFICATE IS NOT INSURED BY THE FDIC OR FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; (ii)
                        THE CERTIFICATE IS NOT A DEPOSIT OR OBLIGATION OF, OR ENDORSED, NOR GUARANTEED BY, CHASE OR ANY
                        COMMERCIAL BANK. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VISTA CAPITAL ADVANTAGE
                        AND ITS UNDERLYING FUNDS. I HAVE READ IT CAREFULLY AND UNDERSTAND ITS CONTENTS.

                        Signed at__________________________________________________________________  ____________________
                                    CITY                                       STATE                 DATE

                        _________________________________________________________________________________________________
                        PARTICIPANT'S SIGNATURE                                REGISTERED REPRESENTATIVE'S SIGNATURE

                        _______________________________________________________________
                        JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


K. REGISTERED           Will this certificate replace in whole or in part any existing life insurance or annuity contract?
   REPRESENTATIVE'S     [ ] YES   [ ] NO
   INFORMATION
                        _______________________________________________________________       ___________________________
                        REPRESENTATIVE'S LAST NAME   FIRST NAME  MIDDLE INITIAL                      SOC. SEC. NUMBER


                        _______________________________________________________________       ___________________________
                        REPRESENTATIVE'S STREET ADDRESS         CITY         STATE                      ZIP CODE


                        _______________________  ______________________________________       ___________________________
                        BRANCH OFFICE            REPRESENTATIVE'S TELEPHONE NO.                      AGENT ID NUMBER




                        FRAUD WARNING: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON
                        FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING MATERIALLY FALSE INFORMATION, OR
                        CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A
                        FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE
                        THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.
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